                                                                   EXHIBIT 99.10

                           [FORM OF MAILING ENVELOPE]

                                                                   FIRST CLASS
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 PERMIT NO. 8048
                                                                 NEW YORK, N.Y.

[PIONEER LOGO]                               FIRST CLASS

PIONEER
NATURAL RESOURCES

C/O D.F. KING & CO., INC.
77 WATER STREET
NEW YORK, NEW YORK 10005





IMPORTANT PROXY MATERIAL ENCLOSED
RE: SPECIAL MEETINGS OF LIMITED PARTNERS OF
    PARKER & PARSLEY LIMITED PARTNERSHIPS


[                                  ]